EXHIBIT 99.1


Goldman Sachs                      GSAA 05 08

================================================================================


--------------------------------------------------
Stats
--------------------------------------------------
Count: 2161
Schedule Balance: $606,691,707.65
AverageSched Bal: $280,745.82
GrossWAC: 6.284
NetWAC: 6.032
OTERM: 360
RTERM: 359
ATERM: 359
AGE: 1
First CAP: 4.71
Periodic CAP: 1.24
MAXRATE: 12.00
MINRATE: 2.52
MTR: 41.90
MARGIN: 2.51
OLTV: 77.79
COLTV: 87.86
FICO: 708.987
--------------------------------------------------


--------------------------------------------------
Current Rate                               Percent
--------------------------------------------------
4.501 - 5.000                                 1.45
5.001 - 5.500                                 7.85
5.501 - 6.000                                32.45
6.001 - 6.500                                27.02
6.501 - 7.000                                21.20
7.001 - 7.500                                 7.66
7.501 - 8.000                                 2.07
8.001 - 8.500                                 0.20
8.501 - 9.000                                 0.09
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Scheduled Balance                          Percent
--------------------------------------------------
0.01 - 50,000.00                              0.24
50,000.01 - 100,000.00                        2.65
100,000.01 - 150,000.00                       7.57
150,000.01 - 200,000.00                      10.33
200,000.01 - 250,000.00                       9.17
250,000.01 - 275,000.00                       4.24
275,000.01 - 350,000.00                      11.25
350,000.01 - 400,000.00                      10.23
400,000.01 - 450,000.00                       8.13
450,000.01 - 500,000.00                       7.14
500,000.01 - 550,000.00                       4.94
550,000.01 - 600,000.00                       5.99
600,000.01 - 750,000.00                       9.80
750,000.01 - 850,000.00                       2.34
850,000.01 - 950,000.00                       0.90
950,000.01 - 1,000,000.00                     1.95
1,000,000.01 - 1,250,000.00                   1.28
1,250,000.01 - 1,500,000.00                   1.19
1,500,000.01 >=                               0.67
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Original Term                              Percent
--------------------------------------------------
360                                         100.00
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
RemTerm                                    Percent
--------------------------------------------------
350.000                                       0.10
351.000                                       0.02
353.000                                       0.01
354.000                                       0.37
355.000                                       0.79
356.000                                       3.31
357.000                                       4.03
358.000                                       5.02
359.000                                      41.74
360.000                                      44.62
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Am WAM                                     Percent
--------------------------------------------------
0.000 - 59.999                               89.50
300.000 - 359.999                             7.47
360.000 >=                                    3.03
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Age                                        Percent
--------------------------------------------------
0                                            44.62
1                                            41.74
2                                             5.02
3                                             4.03
4                                             3.31
5                                             0.79
6                                             0.37
7                                             0.01
9                                             0.02
10                                            0.10
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
States                                     Percent
--------------------------------------------------
CA                                           41.16
FL                                            6.81
AZ                                            4.84
NV                                            4.72
IL                                            4.27
GA                                            2.53
VA                                            4.16
WA                                            3.43
TX                                            1.90
MD                                            3.41
Other                                        22.76
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Original LTV                               Percent
--------------------------------------------------
0.001 - 50.000                                0.57
50.001 - 60.000                               2.35
60.001 - 70.000                               8.00
70.001 - 75.000                               8.73
75.001 - 80.000                              77.47
80.001 - 85.000                               0.10
85.001 - 90.000                               1.96
90.001 - 95.000                               0.80
95.001 - 100.000                              0.03
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Combined LTV                               Percent
--------------------------------------------------
0.001 - 50.000                                0.43
50.001 - 60.000                               1.31
60.001 - 70.000                               5.00
70.001 - 75.000                               4.66
75.001 - 80.000                              19.45
80.001 - 85.000                               2.36
85.001 - 90.000                              30.15
90.001 - 95.000                              18.89
95.001 - 100.000                             17.76
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
FICO                                       Percent
--------------------------------------------------
0.000 - 19.999                                0.11
620.000 - 639.999                             2.46
640.000 - 659.999                             9.63
660.000 - 679.999                            13.64
680.000 - 699.999                            18.22
700.000 - 719.999                            19.31
720.000 - 739.999                            12.40
740.000 - 759.999                            10.15
760.000 - 779.999                             8.52
780.000 - 799.999                             4.07
800.000 - 819.999                             1.49
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
PMI                                        Percent
--------------------------------------------------
CMAC                                          0.17
GEMICO                                        0.20
MORTGAGE GUARANTY INSURANCE CO                0.10
OLTV <= 80 - NO MI                           97.12
PMI MORTGAGE INSURANCE CO                     1.20
RADIAN                                        0.99
TRIAD                                         0.09
UGIC                                          0.13
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Occupancy Code                             Percent
--------------------------------------------------
NON OWNER                                    27.65
OWNER OCCUPIED                               69.06
SECOND HOME                                   3.29
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Property Type                              Percent
--------------------------------------------------
2-4 FAMILY                                   10.32
CONDO                                        11.30
CO-OP                                         0.03
PUD                                          23.46
SINGLE FAMILY                                54.88
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Purpose                                    Percent
--------------------------------------------------
CASHOUT REFI                                 20.95
PURCHASE                                     67.88
RATE/TERM REFI                               11.17
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Documentation Type                         Percent
--------------------------------------------------
FULL/ALT DOC                                 37.21
NO DOC/NINA/NO RATIO                          3.28
STATED DOC                                   59.51
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Interest Only                              Percent
--------------------------------------------------
N                                            10.50
Y                                            89.50
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Interest Only Term                         Percent
--------------------------------------------------
0.000                                        10.50
36.000                                       11.80
60.000                                       16.08
120.000                                      61.62
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Silent                                     Percent
--------------------------------------------------
N                                            31.52
Y                                            68.48
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                Jun 7, 2005 10:15                    Page 1 of 2

Goldman Sachs                      GSAA 05 08

================================================================================


--------------------------------------------------
Prepay Flag                                Percent
--------------------------------------------------
N                                            74.63
Y                                            25.37
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Prepay Term                                Percent
--------------------------------------------------
0.000                                        74.63
12.000                                        2.67
24.000                                        0.00
30.000                                        0.17
36.000                                       21.13
42.000                                        0.58
60.000                                        0.81
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
DTI                                        Percent
--------------------------------------------------
<= 0.000                                      3.93
0.001 - 10.000                                0.60
10.001 - 20.000                               3.38
20.001 - 30.000                              17.06
30.001 - 40.000                              55.56
40.001 - 50.000                              18.76
50.001 - 60.000                               0.71
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Conforming                                 Percent
--------------------------------------------------
CONFORMING                                   48.77
NON CONFORMING                               51.23
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Arm Index                                  Percent
--------------------------------------------------
1 YEAR LIBOR                                 24.18
6 MONTH LIBOR                                75.82
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Margins                                    Percent
--------------------------------------------------
2.001 - 2.500                                48.16
2.501 - 3.000                                51.69
3.001 - 3.500                                 0.06
3.501 - 4.000                                 0.09
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
First Adjustment Cap                       Percent
--------------------------------------------------
2.000                                         7.74
3.000                                         2.81
5.000                                        89.46
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Periodic Cap                               Percent
--------------------------------------------------
1.000                                        75.82
2.000                                        24.18
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Max Rate                                   Percent
--------------------------------------------------
9.501 - 10.000                                0.63
10.001 - 10.500                               1.97
10.501 - 11.000                              12.64
11.001 - 11.500                              12.42
11.501 - 12.000                              26.16
12.001 - 12.500                              21.75
12.501 - 13.000                              16.10
13.001 - 13.500                               6.49
13.501 - 14.000                               1.71
14.001 - 14.500                               0.12
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Floor Rate                                 Percent
--------------------------------------------------
<= 1.000                                      0.02
2.001 - 2.500                                48.14
2.501 - 3.000                                51.60
3.001 - 3.500                                 0.14
3.501 - 4.000                                 0.09
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Number of Units                            Percent
--------------------------------------------------
1                                            89.75
2                                             5.58
3                                             2.38
4                                             2.30
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Product Type                               Percent
--------------------------------------------------
10 YEAR ARM                                   0.45
2 YEAR ARM                                    2.81
3 YEAR ARM                                   68.98
5 YEAR ARM                                   27.58
7 YEAR ARM                                    0.18
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------
Self Employment Flag                       Percent
--------------------------------------------------
N                                            67.83
Y                                            32.17
--------------------------------------------------
Total:                                      100.00
--------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                Jun 7, 2005 10:15                    Page 2 of 2